                                                                 EXHIBIT 10.11.2

                                                                 EXECUTION COPY





               This MULTIPARTY AGREEMENT relating to Launch #1 (the "Agreement") is entered into as of July 22, 1997, among ARIANESPACE S.A., a company organized under the laws of France ("AE"), ARIANESPACE FINANCE S.A., a company organized under the laws of Luxembourg ("AEF") and CD Radio Inc., a company organized under the laws of Delaware (the "Customer" or the "LSA Party").

               WHEREAS, AE and the LSA Party have entered into the Launch Services Agreement for the purpose of launching the Satellite into Earth orbit;

               WHEREAS, AEF and the Customer have entered into the Customer Loan Agreement for the purpose of financing certain payments to be made by the LSA Party to AE under the Launch Services Agreement; and

               WHEREAS, the parties hereto desire to set forth the interrelationship of certain aspects of the agreements referred to above;

               NOW, THEREFORE, in consideration of the premises and the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

               SECTION 1. Defined Terms. Capitalized terms used and not defined otherwise herein shall have the meanings specified in the Customer Loan Agreement hereinafter defined. The capitalized terms set forth below shall have the following meanings:

                       "AE" has the meaning specified in the introductory paragraph of this Agreement.

                       "AE Account" means the following bank account as such account may be renumbered from time to time or any successor account thereto:

                       Credit Lyonnais Luxembourg S.A.
                       Account Number:  036122-43

                       "AEF" has the meaning specified in the introductory paragraph of this Agreement.

                       "Customer Loan Agreement" means the Customer Loan Agreement dated as of July 22, 1997, between AEF and the Customer, relating to Launch # 1.

                       "Financeable Payment" means a payment made or to be made under the Launch Services Agreement for any Launch Costs eligible for financing under the Customer Loan Agreement, as provided for therein.

                       "Launch Services Agreement" means the Launch Services Agreement dated July 22, 1997, between AE and the LSA Party for the launch of two satellites, including the Satellite, by Ariane Launch Vehicles.

                       "Right of First Refusal" has the meaning specified in
        Section 3(c) hereof.

               SECTION 2. Launch Services Agreement and Customer Loan Agreement Payment Instructions. (a) AE, AEF and the Customer hereby acknowledge and agree that (i) the LSA Party shall remain obligated to make all payments to AE at the times and in the amounts provided pursuant to the Launch Services Agreement,
(ii) notwithstanding anything to the contrary contained in the Launch Services Agreement, the terms of this Section 2 shall govern the payment of all Financeable Payments thereunder, (iii) the proceeds of Loans made to the Customer representing Financeable Payments shall be made directly to the AE Account as payment under the Launch Services Agreement, as directed pursuant to the Loan Proceeds Payment Instruction Letter referred to in Section 2(d) hereof,
(iv) disbursement of the proceeds of any Loan to the AE Account shall discharge any obligation of AEF to disburse the proceeds of such Loan directly to the Customer under the Customer Loan Agreement, (v) disbursement of the proceeds of any Loan under the Customer Loan Agreement to the AE Account shall be deemed payment in full of the corresponding amount of any Financeable Payments in respect of which such Loan is made and discharge the LSA Party with respect to its obligations under the Launch Services Agreement for such Financeable Payments and (vi) if the proceeds of Loans disbursed to the AE Account shall be less than the aggregate amount of Financeable Payments in respect of which such Loan is made the LSA Party shall remain obligated to pay the aggregate amount of Financeable Payments exceeding the amount of such proceeds to AE pursuant to the Launch Services Agreement.

               (b) AE hereby agrees to invoice the LSA Party for Financeable Payments pursuant to that section of the Launch Services Agreement governing the invoicing of such payments, and, if the LSA Party is not the Customer, hereby agrees to send a copy of each such invoice for Financeable Payments to the Customer at the address therefor determined pursuant to Section 10 hereof.

               (c) AE hereby agrees, upon the payment of any amount to the AE Account pursuant to Section 2(a) hereof, to promptly notify the LSA Party of the date and amount of such payment.

               (d) The Customer hereby agrees to execute and deliver to AEF, concurrently with the execution of this Agreement, a payment instruction letter in the form of Exhibit A hereto (the "Loan Proceeds Payment Instruction Letter").


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





               (e) The LSA Party hereby agrees to execute and deliver to AE, concurrently with the execution of this Agreement, a payment instruction letter in the form of Exhibit B hereto (the "Launch Services Agreement Payment Instruction Letter").

               SECTION 3. Financial Termination by LSA Party of the Launch Services Agreement. (a) Notwithstanding anything to the contrary in the Launch Services Agreement, if the Customer is unable to procure and maintain sufficient financing for the Project, and if the LSA Party shall terminate the Launch Services Agreement in accordance with its terms with respect to the launch service to which Financeable Payments relate, AE shall be entitled to a termination fee, depending on the date of termination, as follows:


=====================================================================================================
                                                      Amount to which AE is entitled (expressed
           Date of Termination                      as a percentage of the launch services price)
           -------------------                                         --------------------------
-----------------------------------------------------------------------------------------------------
Any time prior to L minus (-) six (6) months                              5%
From L minus (-) six (6) months to but not
including L minus (-) three (3) months
                                                                         20%
Any time from and after L minus (-) three
(3) months                                                               40%
=====================================================================================================

plus (i) any other amount(s) paid or due under the Launch Services Agreement including, without limitation, postponement fees or late payment interest under the Launch Services Agreement at the effective date of termination and (ii) the price of those Associated Services (as defined in the Launch Services Agreement) provided, at Customer's cost, which have actually been performed as of the effective date of termination.

               AE shall refund to the LSA Party any amounts paid by the LSA Party for Launch Costs in excess of the above termination fee, provided that the right of the LSA Party to receive any such refund from AE shall be subject and subordinate in right of payment to the prior payment in full of the Customer's obligations to AEF under the Customer Loan Agreement.

               (b) If, under the terms of the Launch Services Agreement, AE shall be obligated to pay to the LSA Party any amounts thereunder with respect to the launch services to which Financeable Payments relate, including but not limited to the portion thereof referred to in Section 3(a), the LSA Party hereby irrevocably directs AE to pay such amount to AEF, pursuant to the Launch Services Agreement Payment Instruction Letter referred to in Section 2(f) hereof, as a prepayment of amounts outstanding under the Customer Loan Agreement, to be applied first to interest and other amounts due and outstanding under the Customer Loan Agreement and then to principal outstanding in inverse order of maturity. Any remaining balance shall (after deducting therefrom any costs borne by AEF and resulting from the



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enforcement by AEF of its rights against the Customer under the Customer Loan
Agreement, together with any Break Funding Costs and other amounts due and owing to AEF under the Customer Loan Agreement) be paid to the LSA Party.

               (c) The LSA Party hereby grants to AE upon the terms and conditions contained herein, a right of first refusal (the "Right of First Refusal") with respect to the provision of launch services for the Project in the event that: (i) the LSA Party shall terminate the Launch Services Agreement as described in Section 3(a) hereof and (ii) the LSA Party (or any Affiliate thereof) solicits launch services with respect to the Project from any provider of launch services other than AE, within two (2) years from such termination. The LSA Party shall notify AE in writing of its intention to solicit or the intention of any Affiliate thereof to solicit such launch services promptly following its decision to do so. Within thirty (30) days of the receipt of such notification, AE shall notify the Customer whether it wishes to provide launch services for the Project, and if it offers to do so substantially in accordance with the terms of the Launch Services Agreement, the Customer shall be obligated to negotiate in good faith the conclusion of a launch services agreement with AE.

               SECTION 4. Customer Loan Agreement Event of Default. In consideration of the fact that AE is receiving funds disbursed by AEF as Loans pursuant to the terms of the Customer Loan Agreement directly into the AE Account, if an Event of Default shall occur thereunder, including but not limited to a failure by the Customer to pay any amount payable by it to AEF pursuant to Section 2.05(b) thereof on the date when due, AE shall be obligated to repay to AEF such funds disbursed to it into the AE Account, upon the written request of AEF. If AE shall become obligated to make any such repayment to AEF, any Financeable Payments deemed made by such disbursement pursuant to Section 2(a) hereof thereupon shall be deemed not to have been made under the Launch Services Agreement. In such case, AE shall have the right to immediate payment of such amounts by the LSA Party and, if such amounts are not so paid, to exercise any remedies available to it under the Launch Services Agreement including the right to terminate the Launch Services Agreement with respect to the launch services for which Financeable Payments relate and, in the event of termination, shall be entitled to the amounts determined pursuant to that section thereof governing termination payments with respect to such launch services immediately upon the occurrence of such Event of Default, whether or not the Customer is the LSA Party. AEF hereby agrees to promptly notify the LSA Party (if not the Customer) of the occurrence of any Event of Default under the Customer Loan Agreement, provided that in no event shall the failure to give such notice affect any obligation of the LSA Party hereunder or under the Launch Services Agreement.

               SECTION 5. Reflight. If the LSA Party shall be entitled to but shall not request a Reflight, with respect to the Launch, within one hundred and eighty (180) days following the original date of Launch, and a mandatory prepayment shall become due and payable pursuant to Section 2.05(b) of the Customer Loan Agreement, the LSA Party and AE hereby agree that the LSA Party shall be deemed to have exercised its right to request such Reflight, the Launch Services Agreement shall automatically terminate with respect thereto and AE shall refund a portion of the Launch Costs to the LSA Party with respect thereto, as set forth in that section of the Launch Services Agreement governing termination payments,

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


subject to the application of the payment direction set forth in Section 3(b). If the LSA Party shall be entitled to and shall have requested a Reflight with respect to the Launch, but then terminate such Reflight, Section 3(a) shall govern the refund of Launch Costs with respect thereto.

               SECTION 6. ECA Country Risk Coverage. In order to mitigate certain political risks, AEF and the Lenders may require or the Customer may request coverage for such risks by the appropriate ECAs. AE, the LSA Party and the Customer hereby agree to cooperate reasonably to secure such coverage, including but not limited to, duly completing and filing appropriate requests and applications in a timely manner, providing any necessary financial, contractual and other information and negotiating in good faith any amendments to the Launch Services Agreement, the Customer Loan Agreement and any other agreement, which may become necessary or desirable as a result of the conditions for obtaining such coverage.

               SECTION 7. Third Party Liability Insurance. AE shall cause the Customer, AEF, the Security Agent and the Lenders to be named as additional insureds under the third party liability insurance procured and maintained by AE in accordance with the Launch Services Agreement.

               SECTION 8. Delegation. (a) It is hereby agreed that any undertaking assumed by AE hereunder to make any payment to AEF of sums which are or shall become due by AE to the LSA Party under the Launch Services Agreement relating to the Launch, including, without limitation, any such sums referred to in Section 3(a), 3(b) or 4 hereof, is to be read and construed as an irrevocable and unconditional "delegation" of AE (as "delegue") by the LSA Party (as "delegant") for the benefit of AEF (as "delegataire") with the intent that such "delegation" should take effect as provided in articles 1275 and 1276 of the French civil code.

               (b) In furtherance of the "delegation" set forth in clause (a) of this Section 8, AE shall make all payments referred to in such clause (a) in accordance with the Launch Services Agreement Payment Instruction Letter referred to in Section 2(e).

               (c) All amounts received by AEF from AE pursuant to the "delegation" set forth in clause (a) of this Section 8 shall be applied against any sums due and owing to AEF by the Customer (whether or not the LSA Party) under the Customer Loan Agreement, and all amounts so paid by AE to AEF shall, pro tanto, discharge the Customer (whether or not the LSA Party) from the corresponding payment obligation under the Customer Loan Agreement, in each case, if more specifically set forth in provisions elsewhere in this Agreement, in accordance with such provisions. In no event shall AE be required by reason of this "delegation" to pay at any time to AEF any amount in excess of the aggregate amounts due and payable at such time by AE to the LSA Party under the Launch Services Agreement, with respect to the Launch.


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


               (d) The "delegation" set forth in clause (a) of this Section 8 shall be deemed to be a "delegation imparfaite" and not a novation, guarantee or security of the obligations of the LSA Party under the Launch Services Agreement or the Customer under the Customer Loan Agreement, and each of the LSA Party and the Customer expressly acknowledge that it shall remain bound to perform such obligations and that such obligations shall not be modified or altered by reason of its entering into this "delegation" arrangement.

               SECTION 9. Term. This Agreement shall remain in full force and effect until the performance in full of the obligations of the parties under the Launch Services Agreement with respect to the Launch, provided that outstanding obligations of any party hereto to any other party hereto shall survive the termination of this Agreement, and provided further that Section 3(c) hereof shall remain in full force and effect until the expiration of the time periods set forth therein.

               SECTION 10. Notices. All notices, demands, requests, waivers and other communications delivered hereunder, whether or not specified to be in writing, shall be in writing and mailed, delivered or telecopied to the addresses and telecopier numbers (a) as determined pursuant to the Customer Loan Agreement, (b) as indicated under the signatures below or (c) to such other address or telecopier number as shall be designated by any party hereto in a written notice to the other parties. All such communications shall be effective when received by the recipient if mailed or delivered and when transmission is confirmed if by telecopier, provided that any such communications delivered to AEF by the Customer or the LSA Party (if not the Customer) hereunder or under any other Loan Document shall be effective only if a copy thereof shall be delivered to AE in accordance with this Section 10.

               SECTION 11. Entire Agreement; Amendment. This Agreement sets forth the entire agreement of the parties with respect to the subject matter hereof. No amendment or waiver of any provision of this Agreement, nor consent to any departure therefrom by any party shall, in any event be effective unless the same shall be in writing and signed by all parties, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

               SECTION 12. Amendment of Launch Services Agreement. In the event of any inconsistencies between the terms of this Agreement and the Launch Services Agreement or any supplement to the Launch Services Agreement with respect to the Launch, the terms of this Agreement shall govern and amend the Launch Services Agreement pursuant to the section of the Launch Services Agreement governing amendments thereto.

               SECTION 13. Assignment. Neither this Agreement nor the Launch Services Agreement may be assigned by any party hereto or thereto without the prior written consent of the other parties hereto or party thereto, as the case may be.

               SECTION 14. Launch Services Agreement. The LSA Party and the Customer (if not the LSA Party) hereby consent to the disclosure by AE of the Launch Services



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




Agreement in connection with the financing provided pursuant to the Customer Loan Agreement.

               SECTION 15. GOVERNING LAW. THE RIGHTS AND DUTIES OF THE PARTIES HERETO UNDER THIS AGREEMENT SHALL BE GOVERNED BY THE
LAW OF FRANCE.

               Each of the parties to this Agreement hereby irrevocably waives any right to have any dispute arising out of or in connection with this Agreement be brought in French courts and expressly waives any right to the immunity of jurisdiction provided in article 15 of the French civil code.



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


               IN WITNESS WHEREOF, the parties hereto have caused this Multiparty Agreement to be duly executed, which execution may be in separate counterparts and taken together an original, and delivered by their proper and duly authorized Responsible Officers as of the day and year first above written.


                                ARIANESPACE S.A.


                                By:
                                    ---------------------------------
                                    Name:
                                    Title:
                                    Address:   Boulevard De l'Europe
                                               B.P. 177
                                               91006 Evry Cedex-France
                                    Telecopier: 33(0) 1 6087 6488



                                ARIANESPACE FINANCE S.A.


                                 By: /s/ B. Vienne
                                    ---------------------------------
                                    Name:   Brigitte Vienne
                                    Title:  Le Directeur-General
                                    Address:  18, rue Dicks
                                              L-1016 Luxembourg
                                    Telecopier: 33(0) 1 6087 6488


                                CD RADIO INC.


                                By:      /s/ David Margolese
                                    ---------------------------------
                                    Name:  David Margolese
                                    Title: Chairman and CEO
                                    Address:  1002 22nd Street, N.W.
                                              Washington, DC 10037
                                    Telecopier: (202) 296-6265

                                                                       EXHIBIT A
                                                         TO MULTIPARTY AGREEMENT


                                  July 22, 1997




Arianespace Finance S.A.
18 rue Dicks
L-1016 Luxembourg

Attention: Director General


               Re:     Loan Proceeds Payment Instruction


Ladies and Gentlemen:

               Reference is hereby made to the Arianespace Customer Loan Agreement, relating to Launch #1, dated as of July 22, 1997, between CD Radio Inc. (the "Customer") and Arianespace Finance S.A. (the "Customer Loan Agreement"). Capitalized terms used and not defined otherwise herein shall have the meanings specified in the Customer Loan Agreement.

               You are hereby irrevocably instructed to deposit the proceeds of all Loans to be disbursed to the Customer pursuant to the Customer Loan Agreement into the following account:

                              Credit Lyonnais Luxembourg S.A.
                              Account Number: 036122-43

               The rights and obligations of the parties hereto shall be governed by the law of the State of New York.

               No amendment, waiver, revocation or termination of this payment instruction letter or any term hereof shall be effective unless consented to in writing by all parties hereto.

               Please acknowledge receipt of this payment instruction letter by executing a copy of this letter in the space provided and returning it to the Customer at the address for notices in the Customer Loan Agreement, with a copy to Mr. Gantois and Mr. de Toldi at Credit Lyonnais IFAP TEIC, 1 rue des Italiens, 75009 Paris, France, telecopier number 33(0) 1 4295 0382.

                                Very truly yours,

                                CD RADIO INC.


                                By: /s David Margolese
                                    ---------------------------------
                                    Name:  David Margolese
                                    Title: Chairman & CEO


Receipt acknowledged:

ARIANESPACE FINANCE S.A.


By:   /s/ B. Vienne
   ------------------------------
   Name:  Brigitte Vienne
   Title: Le Directeur-General


Acknowledged and agreed to:

CREDIT LYONNAIS


By:
   -------------
   Name:
   Title:




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



                                                                      EXHIBIT B
                                                        TO MULTIPARTY AGREEMENT


                                  July 22, 1997




Arianespace S.A.
Boulevard de l'Europe
B.P. 177
91006 Evry Cedex
France

Attention: Director General


               Re:     Launch Services Agreement Payment Instruction


Ladies and Gentlemen:

               Reference is hereby made to the Launch Services Agreement dated as of July 22, 1997, between CD Radio Inc. (the "LSA Party") and Arianespace S.A., as amended by the Multiparty Agreement relating to Launch #1 dated as of July 22, 1997, among Arianespace S.A., Arianespace Finance S.A. and CD Radio Inc. (the "Multiparty Agreement") (as so amended, the "Launch Services Agreement"). Capitalized terms used and not defined otherwise herein shall have the meanings specified in the Multiparty Agreement.

               You are hereby irrevocably instructed to deposit any funds payable to the LSA Party pursuant to the terms of the Launch Services Agreement with respect to the Launch into the following account:

                              Credit Lyonnais New York
                              Account Number: 0-100-682-000-100
                              CLA Reference:      IFAP/TEIC/AEF/036123-44

               The rights and obligations of the parties hereto shall be governed by the law of the State of New York.

               No amendment, waiver, revocation or termination of this payment instruction letter or any term hereof shall be effective unless consented to in writing by all parties hereto. This payment instruction letter shall not in any way affect the terms or the validity of the delegation set forth in Section 8 of the Multiparty Agreement.

               Please acknowledge receipt of this payment instruction letter by executing a copy of this letter in the space provided and returning it to the LSA Party at the address for notices in the Multiparty Agreement, with a copy to Mr. Gantois and Mr. de Toldi at Credit Lyonnais IFAP TEIC, 1 rue des Italiens, 75009 Paris, France, telecopier number 33(0) 1 4295 0382.

                                Very truly yours,

                                CD RADIO INC.


                                By:    /s/ David Margolese
                                   ----------------------------------
                                   Name:  David Margolese
                                   Title: Chairman & CEO

Receipt acknowledged:

ARIANESPACE S.A.


By:
   -------------------
   Name:
   Title:


Acknowledged and agreed to:

CREDIT LYONNAIS


By:
   -------------------
   Name:
   Title:


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